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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 18, 2004

KINTERA, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-50507 (Commission File Number)	74-2947183 (I.R.S. Employer Identification Number)
9605 Scranton Road, Suite 240 San Diego, CA 92121 (Address of principal executive offices) (Zip Code)

(858) 795-3000
(Registrant's telephone number, including area code)

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

        On March 18, 2004, Kintera, Inc. filed a current report on Form 8-K announcing its acquisition of Carol/Trevelyan Strategy Group (the "Original 8-K"). In connection with the Original 8-K, Kintera sought confidential treatment for certain portions of the Agreement and Plan of Merger and Reorganization among Kintera, Inc., Sunday Acquisition Corporation, CTSG, Inc. and certain stockholders of CTSG (the "Merger Agreement"). Kintera filed a redacted Merger Agreement with the Original 8-K. Kintera has decided not to continue to pursue confidential treatment and the sole purpose of the filing of this Current Report on Form 8-K/A is to file the unredacted Merger Agreement.

Item 9.01 Financial Statements and Exhibits

        (c)   Exhibits.

          2.4   Agreement and Plan of Merger and Reorganization among Kintera, Inc., Sunday Acquisition Corporation, CTSG, Inc. and Dan Carol, Stryder Thompkins, Greg Nelson and Stuart Trevelyan. (1)

(1)
Upon request by the Securities and Exchange Commission, Kintera, Inc. will furnish a copy of any omitted schedule or similar attachment from this Exhibit.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

November 3, 2004	By:	/s/ JAMES A. ROTHERHAM James A. Rotherham Chief Financial Officer

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SIGNATURE